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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 2, 1998

                            HORSESHOE GAMING, L.L.C.
             (Exact name of registrant as specified in its charter)




           DELAWARE                      333-0214              88-0343515
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


  4024 INDUSTRIAL ROAD, LAS VEGAS, NEVADA                         89103
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (702) 650-0080




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ITEM 5.  OTHER EVENTS.

        On September 2, 1998, Horseshoe Gaming, L.L.C. announced that it had executed an agreement to acquire the riverboat gaming operations of Empress Entertainment, Inc. A copy of the press release is attached hereto as Exhibit 20.01.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits. The following exhibits are filed as a part of this report:

         2.01         Agreement and Plan of Merger

        20.01 Press Release issued on September 2, 1998 by Horseshoe Gaming, L.L.C. announcing that it had executed an agreement to acquire the riverboat gaming operations of Empress Entertainment, Inc.


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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HORSESHOE GAMING, L.L.C.
                                           a Delaware limited liability company

                                           By:    Horseshoe Gaming, Inc.,
                                                  a Nevada corporation
                                           Its:   Manager


Date:   September 12, 1998                 By: /s/ Kirk C. Saylor
                                               -------------------------------
                                               Chief Financial Officer
                                               of Horseshoe Gaming, Inc.


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                                  EXHIBIT INDEX

Number Assigned
In Regulation
 S-K Item 601                 Description of Exhibit
----------------              ----------------------
(2)    2.01           Agreement and Plan of Merger

(20)  20.01           Press Release issued on September 2, 1998 by
                      Horseshoe Gaming, L.L.C. announcing that it had executed
                      an agreement to acquire the riverboat gaming operations of
                      Empress Entertainment, Inc.